CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying interim Report on Form 10-QSB of General Automotive Company for the three months ended March 31, 2008, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)  the Interim Report on Form 10-QSB of General Automotive Company for the three months ended March 31, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Interim Report on Form 10-QSB for the three months ended March 31, 2008, fairly presents in all material respects, the financial condition and results of operations of General Automotive Company.

Date: May 20, 2008

/s/Joseph DeFrancisci
By: Joseph DeFrancisci
Title: Chief Executive Officer

Date: May 20, 2008

/s/Harry Christenson
By: Harry Christenson
Title: Chief Financial Officer